UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Streeterville Capital, LLC Exchange Agreement

On March 15, 2024, Intrusion Inc. (the “Company”), entered into and closed an Exchange Agreement with Streeterville Capital, LLC (“Streeterville”).

The Exchange Agreement facilitates the exchange of debt for Series A Preferred Stock of the Company and the retirement of a promissory note between the Company and Streeterville as follows:

On March 10, 2022, the Company sold to Streeterville that certain Promissory Note #1 in the original principal amount of $5,350,000.00 (“Note #1”). Then, on June 29, 2022, the Company sold to Streeterville that certain Promissory Note #2 in the original principal amount of $5,350,000.00 (“Note #2”). Subject to the terms of the Agreement, the Company and Streeterville have partitioned a new Promissory Note (“Note #1”) in the original principal amount of $3,007,237.26 from Note #1 and then cause the outstanding balance of Note #1 to be reduced by an amount equal to the Note #1 Exchange Amount, and such outstanding balance shall therefore be $500,120.07. According to the terms of the Agreement, Company and Streeterville have exchanged (the “Exchange”) Note #2 and the Partitioned Note for 9,275 shares of Series A Preferred Stock (the “Exchange Shares”). Other than the surrender of Note #2 and the Partitioned Note, no consideration of any kind was given by the Company to Streeterville in connection with the Agreement.

The Company and Streeterville have agreed that following the partition of Note #1, that Note #1 and the security interest with respect to Note #1 shall remain in full force and effect, provided that the outstanding balance of Note #1 shall be reduced by an amount equal to the Note #1 Exchange Amount. According to the Agreement, all of the, the Note #1 Transaction Documents remain in full force and effect, enforceable in accordance with all of its original terms and provisions. If there is any conflict between the terms of the Agreement, on the one hand, and the Note #1 Transaction Documents, on the other hand, the terms the Agreement shall prevail.

Partitioned Note

Pursuant to the Agreement, on March 15, 2024, the Company and Streeterville executed a Partitioned Promissory Note, in the form of Note #1 (the “Partitioned Note”). The Partitioned Note represents the remaining portion of the prior amount owed by the Company to Streeterville pursuant to the previous Note #1, and partitioned on March 15, 2024, as referenced in the section above. The principal amount of the Partitioned Note is $3,007,237.26 with interest, fees, charges, and late fees accruing on the first business day following March 15, 2024 (the “Maturity Date”). Interest on the principal amount is at the rate of 7% per annum, simple interest, from the issuance date until the Partitioned Note is paid or satisfied in full.

The foregoing description of the Exchange Agreement and Partitioned Note is not complete and is qualified in its entirety by the full text of the Exchange Agreement and the Partitioned Note, which are filed herewith as Exhibits 10.1, and 10.2 to this Current Report on Form 8-K, respectively, and which are incorporated by reference herein.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate

On March 15, 2024, following approval by stockholders at the Special Meeting (as hereinafter defined), as discussed in Item 5.07 of this Current Report on Form 8-K, the Company filed the Amended and Restated Certificate of Incorporation (the “A&R Certificate”) to (i) eliminate the Series 1, Series 2, and Series 3 preferred shares, (ii) create a right of stockholders to take action by written consent; (iii) add a Delaware forum selection provision; and (iv) update, clarify and remove outdated provisions.

The description of the A&R Certificate contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Certificate, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Series A Certificate of Designations

Also on March 15, 2024, following approval by stockholders at the Special Meeting and following the filing of the A&R Certificate, filed a Certificate of Designations (the “Series A Certificate”) creating Series A preferred stock, $0.01 par value per share (the “Series A Stock”). Pursuant to the terms of the Series A Certificate, 20,000 shares of Series A Stock are authorized and each share of Series A Stock has a stated value of $1,100 (the “Stated Value”).

Except to the extent that the holders of at least a majority of the outstanding Series A Stock (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below), all shares of the Company’s capital stock shall be junior in rank to all Series A Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of the Company’s capital stock shall be qualified by the rights, powers, preferences and privileges of the Series A Stock. Without limiting any other provision of the Series A Certificate, without the prior express consent of the Required Holders, voting separately as a single class, and with each share of Series A Stock having one vote on such matter, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Series A Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), or (ii) of pari passu rank to the Series A Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”). In the event of the merger or consolidation of the Company with or into another corporation wherein the Company is the surviving entity, the shares of Series A Stock shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall provide for a result inconsistent therewith, subject to the other terms and conditions herein.

Preferred Return

Each share of Series A Stock accrues a rate of return on the Stated Value at the rate of 10% per year, compounded annually to the extent not paid as set forth in the Series A Certificate, and to be determined pro rata for any factional year periods (the “Preferred Return”). The Preferred Return accrues on each share of Series A Stock from the date of its issuance, and shall be payable or otherwise settled as set forth herein. The Preferred Return will be payable on a quarterly basis, either in cash or via the issuance to the applicable Series A Holder of an additional number of shares of Series A Stock equal to (i) the Preferred Return then accrued and unpaid, divided by (ii) the Stated Value, with the election as to payment in cash or via the issuance of additional shares of Series A Stock to be determined in the discretion of the Company.

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Series A Dividend

Commencing on the one-year anniversary of the issuance date of each share of Series A Stock, each such share of Series A Stock shall accrue an automatic quarterly dividend, based on three quarters of 91 days each and the last quarter of 92 days (or 93 days for leap years), which shall be calculated on the Stated Value of such share of Series A Stock, and which shall be payable in additional shares of Series A Stock, based on the Stated Value, or in cash as set forth herein (each, as applicable, the “Quarterly Dividend”). For the period from the one-year anniversary of the issuance date of a share of Series A Stock to the two-year anniversary of the issuance date of a share of Series A Stock, the Quarterly Dividend shall be 2.5% per quarter, and for all periods following the two-year anniversary of the issuance date of a share of Series A Stock, the Quarterly Dividend shall be 5% per quarter.

The Quarterly Dividend shall be aggregated for each Series A Holder, and shall be paid to each Series A Holder following the end of each applicable quarter, via the issuance to such Series A Holder of the whole number of shares of Series A Stock payable with respect to such Quarterly Dividend, and payment in cash for any fractional shares of Series A Stock that would be issuable with respect to such applicable Quarterly Dividend.

Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidation Event (as defined in the Series A Certificate), each share of Series A Stock shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders before any payment shall be made to the holders of the Company’s common stock equal to by reason of their ownership thereof, an amount per share of Series A Stock equal to the Stated Value at such time plus any accrued but unpaid Preferred Return plus any accrued and unpaid Quarterly Dividend (as applicable, the “Series A Preferred Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Company or Deemed Liquidation Event, the assets of the Company available for distribution to its shareholders shall be insufficient to pay the Series A Preferred Liquidation Amount, the Series A Holders with respect to their shares of Series A Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. Following the payment of the Series A Preferred Liquidation Amount, if there are any remaining assets of the Corporation available for distribution to its shareholders, the Series A Stock shall not participate in such distributions.

No Conversions

The Series A Stock is not be convertible into shares of common stock or into any other class or series of stock of the Company.

Corporation Optional Redemption

Subject to the terms and conditions of the Series A Certificate, at any time the Company may elect, in the sole discretion of the Board, to redeem all or any portion of the Series A Stock then issued and outstanding from all of the Series A Holders (a “Corporation Optional Redemption”) by paying to the applicable Series A Holders an amount in cash equal to the Series A Preferred Liquidation Amount then applicable to such shares of Series A Stock being redeemed in the Corporation Optional Conversion (the “Redemption Price”).

Dividends and Distributions

The Series A Stock will not participate in any dividends, distributions or payments to the holders of the common stock.

Voting

Except as set forth in the Series A Certificate, the Series A Stock will not have any voting rights and will not vote on any matter submitted to the holders of the common stock, or any class thereof, for a vote.

The Company may not, and will not, amend or repeal the Series A Certificate without the prior written consent of Series A Holders holding a majority of the Series A Stock then issued and outstanding, in which vote each share of Series A Stock then issued and outstanding shall have one vote, voting separately as a single class, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such Series A Holders, and any such act or transaction entered into without such vote or consent shall be null and void ab initio, and of no force or effect.

The description of the Series A Certificate contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A Certificate, a copy of which will be filed as an exhibit to the Company’s next periodic report.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2024, held a special meeting of stockholders (the “Special Meeting”) to vote on the following matters:

1.  Reverse Stock Split

Stockholders approved the amendment of the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of Intrusion’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-20, with such ratio to be determined at the sole discretion of the Board, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
20,683,455	810,865	75,068	N/A

2.  Elimination of Series 1, Series 2, and Series 3 Preferred Shares

Stockholders approved the amendment of the Certificate of Incorporation to eliminate Series 1, Series 2, and Series 3 preferred shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
11,537,514	61,337	86,958	9,883,579

3.  Amendment of Certificate of Incorporation to Create a Right of Stockholders to Take Action by Written Consent

Stockholders approved the amendment of the Certificate of Incorporation to create a right of stockholders to take action by written consent, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
7,096,104	4,547,473	42,232	9,883,579

4.  Amendment of Certificate of Incorporation to Add a Delaware Forum Selection Provision

Stockholders approved the amendment of the Certificate of Incorporation to add a Delaware forum selection provision, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
11,264,210	130,617	290,982	9,883,579

5.  Amendment of Certificate of Incorporation to Update, Clarify and Remove Outdated Provisions

Stockholders approved the amendment of the Certificate of Incorporation to update, clarify and remove outdated provisions, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
11,375,971	33,257	276,581	9,883,579

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Item 7.01. Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing that following approval from stockholders at the Special Meeting, the Company intends to effectuate a 1-for-20 reverse stock split of its issued and outstanding shares of common stock (the “Reverse Split”).

The Company also announced that it has entered into the Exchange Agreement under which the Company and Streeterville partitioned the Partitioned Note.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

Following approval from stockholders at the Special Meeting on March 15, 2024, the Company intends to effectuate a 1-for-20 Reverse Split of its issued and outstanding shares of common stock. The Company expects that the Reverse Split will become effective on March 22, 2024, at 4:00 p.m., Eastern Time. As of the open of trading on March 25, 2024, the Company’s common stock will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “INTZ” on a Reverse Split-adjusted basis, with the new CUSIP number 46121E 304. The Reverse Split is intended to increase the price per share of the Company's common stock to allow the Company to demonstrate compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq.

Upon the effectiveness of the Reverse Split, every 20 shares of the Company’s issued and outstanding shares of common stock will be combined into one issued and outstanding share of common stock. No fractional shares of common stock will be issued as a result of the Reverse Split. Rather, any fractional shares will be rounded up to the next higher whole share. The Reverse Split will have no impact on the total authorized number of shares of common stock and the par value per share of the Company’s common stock will remain unchanged at $0.01. The Reverse Split will affect all stockholders uniformly and will not alter any stockholder’s percentage of common stock, except to the extent that the Reverse Split would result in some stockholders owning a fractional share as described above.

The Company’s transfer agent, Computershare Inc., is acting as the exchange agent for the Reverse Split. Registered stockholders holding pre-Reverse Split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-Reverse Split shares. Those stockholders who hold their shares in brokerage accounts or in "street name" will have their positions automatically adjusted to reflect the Reverse Split, subject to each broker's particular processes, and will not be required to take any action in connection with the Reverse Split.

Additional information concerning the Reverse Split can be found in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 25, 2024, which can also be found on the Company’s investor relations website.

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Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Exchange Agreement dated March 15, 2024, between Streeterville Capital, LLC and the registrant.
10.2	Partitioned Promissory Note, Note #1 dated March 15, 2024, between Streeterville Capital, LLC and the registrant.
99.1	Press release of the registrant dated March 15, 2024.
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: March 18, 2024	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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